361 MANAGED FUTURES STRATEGY FUND
Class/Ticker
Investor Class (AMFQX)

Class I (AMFZX)

361 GLOBAL MANAGED FUTURES STRATEGY FUND

Class/Ticker
Investor Class (AGFQX)

Class I (AGFZX)

Each a series of Investment Managers Series Trust (the “Trust”)

Supplement dated September 1, 2020, to the

Prospectus and Statement of Additional Information (“SAI”),

each dated March 1, 2020, as supplemented; and the

Summary Prospectuses, each dated March 3, 2020, as supplemented.

Based on the recommendation of 361 Capital, LLC (the “Advisor”), the Funds’ advisor, the Board of Trustees of the Trust (the “Board”) has approved the proposed reorganization (the “Reorganization”) of the 361 Managed Futures Strategy Fund (the “Target Fund”) into the 361 Global Managed Futures Strategy Fund (the “Acquiring Fund”), subject to approval by the shareholders of the 361 Managed Futures Strategy Fund.

In order to accomplish the Reorganization, the Board approved an Agreement and Plan of Reorganization (the “Plan”). The Plan provides for an exchange of shares of each class of the Target Fund for shares of the same class of the Acquiring Fund, which would be distributed pro rata by the Target Fund to the holders of the shares of such class in complete liquidation of the Target Fund, and the Acquiring Fund’s assumption of all of the liabilities of the Target Fund. Shareholders of each class of the Target Fund will receive shares of the Acquiring Fund equal in value to the shares of the Target Fund held by the shareholders prior to the Reorganization. The effect of the Reorganization will be that the Target Fund’s shareholders will become shareholders of the Acquiring Fund. The Reorganization is intended to qualify as a tax-free transaction for federal income tax purposes.

If the Reorganization is approved by Target Fund shareholders, the Advisor intends to change the Acquiring Fund’s investment strategy. In particular, following the Reorganization, the Acquiring Fund will invest in futures and futures-related instruments, such as forwards and swaps, through a wholly-owned and controlled subsidiary to be formed under the laws of the British Virgin Islands (the “Acquiring Fund Subsidiary”). In addition, the Acquiring Fund will continue to be permitted to invest directly in futures contracts and futures-related instruments. The Advisor will serve as investment advisor to the Acquiring Fund Subsidiary. The Advisor also intends to enter into trading advisory agreements with Revolution Capital Management LLC (“RCM”) pursuant to which RCM will serve as the trading advisor to the Acquiring Fund and the Acquiring Fund Subsidiary. As trading advisor to the Acquiring Fund and the Acquiring Fund Subsidiary, RCM will direct the Acquiring Fund’s and the Acquiring Fund Subsidiary’s investments in futures contracts and futures-related instruments. Acquiring Fund shareholders will be asked to approve the appointment of the Advisor as investment advisor to the Acquiring Fund Subsidiary, and RCM as trading advisor to the Acquiring Fund and to the Acquiring Fund Subsidiary.

Finally, Acquiring Fund shareholders will be asked to approve the use of a “manager of managers” arrangement to allow the Advisor and the Board to replace sub-advisors (including trading advisors) of the Acquiring Fund and the Acquiring Fund Subsidiary in the future without the cost and time associated with a shareholder meeting.

The Board has called a meeting of the shareholders of the Funds to vote on the proposals applicable to their Fund(s). The Trust intends to mail a combined prospectus and proxy statement to shareholders of the Funds with additional information about the proposals. Management of the Trust expects the shareholder meeting to be held on or about October 22, 2020, at 2220 E. Route 66, Suite 226, Glendora, California 91740.

If shareholders of the Target Fund approve the Reorganization, it is expected to take effect on or about October 29, 2020. If approved by Acquiring Fund shareholders, the appointment of the Advisor as investment advisor to the Acquiring Fund Subsidiary and RCM as trading advisor to the Acquiring Fund and to the Acquiring Fund Subsidiary is expected to take effect concurrent with the Reorganization. The ability to use the “manager of managers” arrangement with respect to the Acquiring Fund will take effect immediately upon approval by Acquiring Fund shareholders.

Please file this Supplement with your records.